RCI HOSPITALITY HOLDINGS INC

Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants

NASDAQ: RICK
Investor Presentation
December 2019
www.rcihospitality.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions.

These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission ("SEC").

Important factors that in our view could cause material adverse effects on our financial condition and results of operations include, but are not limited to, the risks and uncertainties associated with (i) operating and managing an adult business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company's businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) our ability to maintain compliance with the filing requirements of the SEC and the Nasdaq Stock Market, and (vii) numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances.

As used herein, the "Company," "we," "our," and similar terms include RCI Hospitality Holdings, Inc. and its subsidiaries, unless the context indicates otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

- *Non-GAAP Operating Income and Non-GAAP Operating Margin.* We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) impairment of assets, (c) gains or losses on sale of businesses and assets, (d) gains or losses on insurance, and (e) settlement of lawsuits. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.
- *Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share.* We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) impairment of assets, (c) costs and charges related to debt refinancing, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) unrealized gains or losses on equity securities, (g) settlement of lawsuits, and (h) the income tax effect of the above described adjustments. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 22.8% and 26.5% effective tax rate of the pre-tax non-GAAP income before taxes for the nine months ended June 30, 2019 and 2018, respectively, and the GAAP income tax expense (benefit).
- *Adjusted EBITDA.* We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation expense, (b) amortization of intangibles, (c) income tax expense (benefit), (d) net interest expense, (e) gains or losses on sale of businesses and assets, (f) gains or losses on insurance, (g) unrealized gains or losses on equity securities, and (h) settlement of lawsuits. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs.
- *Management also uses non-GAAP cash flow measures such as free cash flow.* Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our Form 10-Qs for the quarter ended June 30, 2019 contain additional details relative to the non-GAAP financial measures and are posted on our website at www.rcihospitality.com.

What We Do

Overview	• Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants • Founded 1983, IPO and Nasdaq listing in 1995
Nightclubs	• 37 clubs – Many of the industry's best in top US markets • Major brands: Rick's, Tootsie's, Scarlett's, XTC, Jaguars, Club Onyx
Bombshells Restaurants	• Fast-growing, sports bar restaurant chain in Texas • 10th location to open soon
Entertainment Drives Sales	• Clubs: Beautiful female entertainers attract customers • Bombshells: New generation of sports bars / restaurants

Exchange: Symbol	Revenues (TTM)[1]	Non-GAAP EPS (TTM)[1, 2]	Free Cash Flow (TTM)[1, 2]	Cash Dividend	Market Cap (12/5/19)	Shares (6/30/19)	Inside Ownership (12/5/19)[3]
Nasdaq: RICK	$177M	$2.24	$29M	$0.13/year	$175M	9.6M	7.6%

1) TTM as of 6/30/19
2) For GAAP reconciliation, see page 23 in Appendix
3) Source: Bloomberg

Why It's a Great Business

Strong Cash Generation (FY18)

- High gross profit margin (86%)
- Fast inventory turnover
- Low maintenance capex ($2.5M)

Clubs: Barriers to Entry

- Most municipal licenses tied to physical location
- Few municipalities issue new licenses
- We have acquired ~80% of clubs we own

Bombshells: Competition Helps

- Does well in high traffic areas with other casual dining brands

Access to Bank Financing

- Growth funded through debt, most of which is real estate

Total Revenues (FY18)



Entertainment Services 39%
Alcoholic Beverages 42%
Food, Merchandise & Other 19%

Our Current Core Focus



Grow FCF/Share 10-15% Annually
Buy Back More Shares
Buy More of the Right Clubs

Capital Allocation Strategy

Key Metric

- Free Cash Flow (FCF) relative to our market cap

Buy Back Shares If FCF Yield…

- Enters double-digit range
- Exceeds yield of accelerated payment on our highest interest debt (9.2% current after tax yield)

Current Status

- $27 share is the point between buying/opening units and buying shares

Buy/Open New Units If…

- We can achieve target cash on cash return of at least 25-33% or
- There is a strategic rationale



FCF Yield on Stock Price @ FCF of $26M
Buy Shares
Buy / Open New Units
15.9%
15.0%
14.2%
13.5%
12.9%
12.3%
11.8%
11.3%
10.8%
10.4%
10.0%
9.7%
9.3%
9.0%
8.7%
8.4%
8.2%
7.9%
$17 $18 $19 $20 $21 $22 $23 $24 $25 $26 $27 $28 $29 $30 $31 $32 $33 $34
Stock Price

RCI HOSPITALITY HOLDINGS INC

Nightclubs: Significant Acquisition Opportunities

Market

- 2,200 clubs / ~500 meet our acquisition criteria
- We are one of the largest, but our market share is < 2%
- Long-term owners interested in selling
- We are the acquirer of choice as the only public company in the space with access to bank financing

Financial Dynamics

- Buy earnings accretive clubs at 3-4x adjusted EBITDA
- Purchase related real estate at market value
- Strong record paying off seller financing from acquisition cash flow

Nightclubs Segment ($M)	FY18	FY17	Δ
Revenues	$140.1	$124.7	12.3%
Operating Income (Non-GAAP)[1]	$49.1	$41.2	19.1%
Operating Margin (Non-GAAP)[1]	35.1%	33.1%	+199 bps

FY18 reflects: 5.8% SSS growth, acquisitions, and disposition of under-performers

Our Top Club Brands

Rick's Cabaret	Elegant clubs with restaurants
Scarlett's	High-end, high-energy party club
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
Club Onyx	High-end clubs for African-American professionals
Jaguars Club	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

RCI HOSPITALITY HOLDINGS INC

1) For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com

Nightclubs: LBO Style Acquisitions

Acquisition	Fiscal Year	Club Price	Acquisition Est. EBITDA Club Multiple[1]	Real Estate Price	% Seller Financing	% Private Financing	% Bank Financing
Scarlett's Cabaret Miami	2017	$26M	4.3x	--	60%	40%	0%
Blush (renamed Rick's Cabaret Pittsburgh)[2]	2019	$10M	3.3x	$5M	50%	33%	17%
VIPs (renamed Rick's Cabaret Chicago)[2]	2019	$6.5M	3.3x	$4M	43%	33%	24%
"NE Corridor" club (pending)	2020	$7.2M	3.0x	$7.8M	27%	0%	73%

Highlights

- Largest most recent acquisitions all 100% financed w/no equity dilution or convertible overhang
- Enables us to pursue LBO model: Club cash flow pays off debt, boosting ROE, building real estate value, increasing FCF/share
- With increased cash flow, we can obtain increasingly larger percentage of lower cost bank debt

1) Estimated at time of the acquisition for pricing purposes
2) $5M in bank financing used for both acquisitions. For purposes of this page, $2.5M was assigned to each.

Strong Cash Generation *(TTM as of 6/30/19)*

FCF Growth

- 16% CAGR FY15-FY18
- 18% CAGR FY15-TTM
- 16% FCF conversion rate TTM

Accretive Share Repurchases

- 7% decline in FD share count FY15-9M19
- Currently repurchasing shares when we can

FCF Outlook

- If we continue to grow FCF 10-15%, we'll reach $50M in FY24

Free Cash Flow ($M)[1]

Focus Started FY16



$14.9
$18.5
$19.3
$23.2
$29.0
FY15
FY16 (adjusted)2
FY17
FY18
TTM

Diluted Weighted Average Shares Outstanding (M)



10.41
10.23
9.74
9.72
9.68
FY15
FY16
FY17
FY18
TTM

FCF Conversion[3]

FCF as % of Revenues



11.0%
13.7%
13.3%
14.0%
16.4%
FY15
FY16 (adjusted)2
FY17
FY18
TTM

1) For GAAP reconciliation, see pages 24 and 25 in Appendix
2) FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits
3) For GAAP reconciliation of TTM data, see page 23 in Appendix

RCI HOSPITALITY HOLDINGS INC

Tracking Our Progress

Key Financial Metrics[1]	FY15	FY16	FY17	FY18	TTM[2]
Operating					
Consolidated Adjusted EBITDA Margin	25.2%	25.6%	25.8%	26.8%	25.8%
Nightclubs Adjusted EBITDA Margin	35.0%	36.4%	37.2%	38.9%	40.3%
Bombshells Adjusted EBITDA Margin	18.4%	21.2%	21.8%	20.3%	10.8%
Cash Related					
Free Cash Flow (mm)	$14.9	$20.5	$19.3	$23.2	$29.0
FD Share Count (mm)	10.41	10.23	9.74	9.72	9.68
FCF as % of Shareholders' Equity	12.1%	15.7%	14.4%	15.5%	18.0%
Long-Term Debt Related					
Debt / Adjusted EBITDA	2.28	2.88	3.02	2.93	3.16
Occupancy Cost[3]	8.5%	8.3%	8.3%	7.7%	7.8%

1) For GAAP reconciliation, see pages 24 and 25 in Appendix
2) TTM as of 6/30/19
3) Occupancy cost is rent plus interest on debt as a % of total revenues

Strong FY20 Outlook

Nightclubs

- Pro football championship in North Miami near our two biggest clubs
- Big Game generated an extra $1M revenues last two times when in one of our core markets
- FY19 acquisitions in Pittsburgh and Chicago continue to grow
- Scarlett's Cabaret St. Louis reopened Nov. 21 after being closed since May
- Pending "NE Corridor" acquisition could also add to FY20 results

Bombshells

- All 10 units should be open
- Chain should generate $40-$50M in annualized revenues
- Operating margin should recover with SSS rebound
- Operating margin should also benefit from reduced pre-opening costs starting 2Q20

Corporate

- FY20 corporate overhead as % of revenues should decline in 2H20
- Elimination of legal fees related to internal review

RCI HOSPITALITY HOLDINGS INC

NASDAQ: RICK

Investor Presentation

Appendix

www.rcihospitality.com

Nightclubs: Improving Portfolio



Total Revenues ($M)
$27.9
$29.3
$30.0
$32.6
$32.9
$35.2
$35.4
$35.3
$34.1
$37.7
$37.0
$37.9
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19



Average Revenue Per Location ($K)
Vs. Number of Locations
$734
$791
$810
$814
$822
$880
$933
$928
$923
$967
$950
$997
38 37 37 40 40 40 38 38 37 39 39 38
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19

- Profit growth driven by higher revenue per location and expanded operating margin
- Reflects implementation of capital allocation strategy
  - Replaced poor performers with premier acquisitions
  - Continual improvement at "keeper" clubs
- Acquisition focus on larger, FCF flowing clubs in major metro markets
  - Based on recent successes in Chicago, Pittsburgh, St. Louis, and South Florida
  - Not ruling out smaller acquisitions that fit our expertise and capital allocation strategy



Non-GAAP Operating Margin[1, 2]
As % of Total Revenues
30.8%
31.7%
35.2%
35.3%
30.2%
38.0%
35.1%
35.4%
31.6%
37.8%
38.2%
36.6%
4Q is typically smallest revenue generating period, resulting in lower operating margin
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19

RCI HOSPITALITY HOLDINGS INC

1) For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com
2) For comparable GAAP data, see "Nightclubs GAAP Operating Margin" on page 22 in Appendix

Bombshells: New Generation Sports Bar

More Upscale Than Traditional Sports Bars

- Better quality food, service and experience
- Wide appeal: men, women, families, friends, singles, couples
- Strong community involvement
- Large venues: 8K sq. ft. inside + 2K sq. ft. patio outside
- Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs

Financial Dynamics

- Great margins and fast payback
- Long day: Lunch, happy hour, dinner and late night
- High beverage/food sales ratio: ~60% / 40%
- Focus on company-owned units to build critical mass
- Potential: 80-100 locations (20% owned, 80% franchised)

Bombshells Segment ($M)	FY18	FY17	Δ
Revenues	$24.1	$18.8	28.0%
Operating Income (Non-GAAP)[1]	$3.6	$3.1	17.7%
Operating Margin (Non-GAAP)[1]	15.1%	16.4%	-131 bps

FY18 reflects -3.3% SSS growth and new unit opened 3Q18



BOMBSHELLS



RCI HOSPITALITY HOLDINGS INC

1) For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com

Bombshells: Turnaround Taking Shape

Total Revenues ($M)



$4.4
$4.3
$4.4
$4.6
$5.5
$5.8
$5.6
$7.1
$5.5
$6.0
$7.5
$8.8
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19

Same-Store Sales (YoY Change)[1]



10.5%
9.6%
3.2%
0.1%
2.1%
5.6%
2.7%
4.1%
-21.3%
-20.5%
-12.7%
-10.6%
19.4%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19

- Five new Houston locations doing well
- Latest one (US 59) opening soon for total of 10
- June SSS rebound continued in 4Q19
- All 10 units should generate $40-$50M annualized
- Operating margin should recover with SSS rebound and reduced pre-opening costs
- Past and pending sale of excess parcels around new units should further enhance cash on cash return

Non-GAAP Operating Margin[2, 3]
As % of Total Revenues



8.0%
14.9%
18.8%
15.0%
16.8%
15.3%
20.8%
19.5%
3.3%
2.0%
9.8%
7.8%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19

1) Effective 3Q19, Bombshells same-store sales now include locations open at least 18 months versus 12 months so the calculation is not affected by the "honeymoon" period experienced in the first six months of a new unit when revenues are higher compared to more normalized subsequent rates.
2) For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com
3) For comparable GAAP data, see "Bombshells GAAP Operating Margin" on page 22 in Appendix

RCI HOSPITALITY HOLDINGS INC

Bombshells: Houston Locations

Locations in Completely Different Residential-Commercial Parts of the City



8
1
Beltway 8 / Sam Houston Parkway – 88 mile "outer" loop
7
6
Houston
2
5
I-610 – 38 mile "inner" loop
3
4
Legend
Asian
Black
Hispanic
White
Source: U.S. Census

X-way driving clockwise to next location

Key	Location	Open	Miles	Mins
1	Spring	Sep-14	34	38
2	I-10 East	Dec-18	25	17
3	Fuqua	Nov-14	25	20
4	Pearland	Apr-18	23	18
5	US 59	1Q20	15	10
6	Katy	Oct-19	10	10
7	US 290	Jun-17	28	22
8	US 249	March-19	23	18
	Total		**183**	**153**
	Average		***23***	***19***

Houston: The Place to Be for Dining Out

- Since 2000, no US major metro region except Dallas-Fort Worth has created more jobs and attracted more people than Houston[1]
- With 2.3M residents, Houston is 4th most populous US city and largest in Texas and the South[2]
- Covering 627 square miles, Houston is larger than LA (502), NYC (302) and Chicago (234)[3]
- Houstonians dine out 7 times/week vs. 5.9 for US (Zagat 2018 Survey)[4]

Bombshells outside of Houston

- Dallas, opened March 2013
- Austin, opened June 2014

1. https://www.forbes.com/sites/joelkotkin/2017/02/03/all-houston-does-economically-is-win/#5522a9d63647
2. https://theculturetrip.com/north-america/usa/texas/articles/10-unique-facts-about-houston-you-didnt-know/
3. Google
4. https://www.houstonpublicmedia.org/articles/news/2018/01/09/260570/houston-leads-nation-in-dining-out/

Bombshells: Myth vs. Reality

Myth	Reality
Bombshells is another entry in the failing “breastaurant” category; most customers are men, menu is limited	• Bombshells is a next-generation sports bar • Appeals to a wide multi-generational, multi-cultural audience, from millennials to baby boomers on up • Guests interested in sports and going out with friends, families or on dates • Customer demographics: Approx. 55% men / 45% women • Extensive menu, scratch kitchen
Bombshells lose money and are poor use of capital	• Since we launched the segment, Bombshells has never posted a quarterly loss • The first five locations earned back invested capital by mid-2017 for 28% average annual ROI • Newest five should have higher ROI due to improved design, and real estate and construction bank financing

87% of Debt is Secured *(as of 6/30/19, $ in millions)*

Total of $148.1[1]
Weighted Average Interest Rate (WAIR): 6.79%



$92.1 Secured by Real Estate (62.1%)
- 5.72% WAIR

$28.2 Seller Financing (19.1% of total)
- Secured by the respective clubs
- Scarlett's: $16.8 @ 7.38% WAIR
- VIP's & Blush: $11.4 @ 7.39% WAIR

$15.1 Parent Level Debt (10.2%)
- 11.45% WAIR
- Includes $2.4 for Scarlett's and $2.0 for VIP's & Blush acquisitions

$9.0 Secured by Other Assets (6.1%)
- 5.78% WAIR

$3.7 Texas Comptroller Settlement (2.5%)
- 9.48% WAIR
- Imputed for accounting purposes
- Paid in monthly installments of $0.12

1) Long-Term Debt is $146.6 million net of loan costs

Financial Goals

Metric	Direction	Comment[1, 2]
CORE TARGET: Free Cash Flow	↑	• 10-15% average annual increases in FCF/share via business growth and/or share buybacks • Incrementally increase FCF conversion (FCF/Revenues) – 16.4% TTM • Incrementally increase annual dividend to establish track record – currently $0.13/per share
Revenue Growth	↑	• Nightclubs – Modest SSS growth (GDP +/-) plus acquisitions (historically 1 or more/year) • Bombshells – FY20 rebound in SSS plus new openings then modest SSS growth (GDP +/-)
Nightclubs Operating Margin	↑	• 34.3% of segment revenues TTM (36.2% Non-GAAP) • Should expand with continued improvement in portfolio through acquisitions and closing underperformers
Bombshells Operating Margin	↑	• 1.2% of segment revenues TTM (6.2% Non-GAAP) • Should return to 15-18% in FY20 with SSS rebound, lower pre-opening expenses, and sales contribution from new openings
Corporate Overhead	↓	• -9.9% as a % of total revenues (-9.6% Non-GAAP) • Should improve in 2H20 with no internal review expenses and increased operating leverage
Leverage	↑	• Leverage has traditionally been 3x or less debt/TTM Adjusted EBITDA • Willing to expand to 3.5x pro forma TTM Adjusted EBITDA or 9% occupancy costs (rent+interest as % of total revenues) for the right deal
Return on Equity	↑	• 9.8% ROE TTM (13.9% Non-GAAP) • Should continue to improve with acquisitions and new Bombshells w/higher returns

1) TTM as of 6/30/19
2) For GAAP reconciliation, see the GAAP reconciliation on page 23 in Appendix

Quarterly Roll

	1Q19 (12/31/18)	2Q19 (3/31/19)	3Q19 (6/30/19)	4Q19 (9/30/19)	1Q20 (12/31/19)	2Q20 (3/31/20)
Full Quarter New Unit Benefit	• Bombshells 6 (Pearland) • Club acquisition in Central Illinois (Kappa)	• Club acquisitions in Chicago, Pittsburgh and Central Illinois • Bombshells 6 (Pearland) • Bombshells 7 (I-10)	• Club acquisitions in Chicago and Pittsburgh • Bombshells 7 (I-10) • Bombshells 8 (249)	• Club acquisitions in Chicago and Pittsburgh • Bombshells 7 (I-10) • Bombshells 8 (249)	• Bombshells 7 (I-10) • Bombshells 8 (249)	• Bombshells 9 (Katy) • Bombshells 10 (US 59) • NE Corridor club acquisition
Partial Quarter New Unit Benefit	• Club acquisitions in Chicago and Pittsburgh • Bombshells 7 (I-10)	• Bombshells 8 (249)			• Bombshells 9 (Katy) • Bombshells 10 (US 59) • Remodeled Scarlett's Cabaret St. Louis reopens	
Events During This Quarter			• Scarlett's Cabaret St. Louis closed due to small fire		• Houston Astros go through Game 7 of pro baseball championship • Hard Rock Hotel & Casino Hollywood opens (near Tootsie's and Scarlett's)	• Pro football's "big game" at Hard Rock Stadium near Tootsie's and Scarlett's
Events During Year Ago Quarter	<u>1Q18</u> • Bombshells benefits from Houston Astros winning pro baseball championship	<u>2Q18</u> • Minneapolis hosts pro football championship • NYC and Charlotte host college basketball tournaments	<u>3Q18</u> • Bombshells 6 (Pearland) • Club acquisition in Central Illinois (Kappa)	<u>4Q18</u>	<u>1Q19</u> • Club acquisitions in Chicago and Pittsburgh (November 2018) • Bombshells 6 (Pearland)	<u>2Q19</u> • Bombshells 8 (249)

RCI HOSPITALITY HOLDINGS INC

Slides 14 & 16 GAAP Versions of Graphs



Nightclubs GAAP Operating Margin
As % of Total Revenues
19.4%
31.5%
35.0%
32.5%
14.7%
38.0%
33.5%
35.7%
19.4%
40.8%
40.7%
37.0%
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19



Bombshells GAAP Operating Margin
As % of Total Revenues
8.0%
14.9%
18.8%
15.0%
17.2%
15.3%
17.2%
19.5%
-21.8%
2.0%
9.8%
7.8%
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

Slides 4 & 20 Calculations & Non-GAAP Reconciliations

($ in 000s except per share)		4Q18		9M19		TTM
Total Revenues	$	40,676	$	135,876	$	176,552
Net Cash from Operating Activities		3,358		28,414		31,772
Less: Maintenance Capex		680		2,072		2,752
Free Cash Flow		2,678		26,342		29,020
FCF Conversion Rate (FCF/Total Revenues)*		6.6%		19.4%		16.4%
Nightclubs Segment Revenues		34,146		112,664		146,810
Nightclubs Segment Operating Profit		6,623		44,499		51,122
Nightclubs Segment Operating Margin		19.4%		39.5%		34.8%
Nightclubs Segment Non-GAAP Operating Profit		10,790		42,309		53,099
Nightclubs Segment Non-GAAP Operating Margin		31.6%		37.6%		36.2%
Bombshells Segment Revenues		5,544		22,295		27,839
Bombshells Segment Operating Profit		(1,207)		1,543		336
Bombshells Segment Operating Margin		-21.8%		6.9%		1.2%
Bombshells Segment Non-GAAP Operating Profit		183		1,543		1,726
Bombshells Segment Non-GAAP Operating Margin		3.3%		6.9%		6.2%
Corporate Overhead		(4,178)		(13,364)		(17,542)
Corporate Overhead Margin		-10.3%		-9.8%		-9.9%
Non-GAAP Corporate Overhead		(4,063)		(12,954)		(17,017)
Non-GAAP Corporate Overhead Margin		-10.0%		-9.5%		-9.6%
Net Income		(2,672)		18,717		16,045
Average total stockholders' equity* ($154,166 at 6/30/18 and $158,643 at 6/30/19)						156,405
Return on Equity*						10.3%
Non-GAAP Net Income		4,029		17,676		21,705
Non-GAAP Return on Equity*						13.9%
EPS	$	(0.27)	$	2.51	$	2.24
Non-GAAP EPS	$	0.41	$	1.76	$	2.17

* All 4Q18 and 9M19 data reported in 10-Qs, 10-Ks or news releases with the exception of that marked with an asterisk

Slides 10 & 11 Calculations & Non-GAAP Reconciliations

($ in millions)	FY15	FY16	FY17	FY18	TTM
Total Revenues	$ 135.45	$ 134.86	$ 144.90	$ 165.75	$ 176.55
Consolidated Operating Income	$ 20.73	$ 20.69	$ 23.14	$ 27.56	$ 32.97
Add: Consolidated D&A	$ 7.05	$ 7.33	$ 6.92	$ 7.72	$ 8.63
Consolidated EBITDA	$ 27.77	$ 28.02	$ 30.06	$ 35.28	$ 41.60
Consolidated EBITDA Margin	20.5%	20.8%	20.7%	21.3%	23.6%
Consolidated Adjusted EBITDA	$ 34.13	$ 34.53	$ 37.35	$ 44.39	$ 45.59
Consolidated Adjusted EBITDA Margin	25.2%	25.6%	25.8%	26.8%	25.8%
Nightclubs Segment Revenues	$ 117.60	$ 115.49	$ 124.69	$ 140.06	$ 146.81
Nightclubs Segment Operating Income	$ 30.77	$ 30.73	$ 35.14	$ 43.62	$ 50.29
Add: Nightclubs Segment D&A	$ 5.05	$ 5.19	$ 5.14	$ 5.40	$ 6.07
Nightclubs Segment EBITDA	$ 35.82	$ 35.91	$ 40.28	$ 49.03	$ 56.35
Nightclubs Segment EBITDA Margin	30.5%	31.1%	32.3%	35.0%	38.4%
Nightclubs Non-GAAP Segment Operating Income	$ 36.08	$ 36.84	$ 41.24	$ 49.11	$ 53.10
Add: Nightclubs Segment D&A	$ 5.05	$ 5.19	$ 5.14	$ 5.40	$ 6.07
Nightclubs Adjusted Segment EBITDA	$ 41.13	$ 42.03	$ 46.38	$ 54.51	$ 59.17
Nightclubs Adjusted Segment EBITDA Margin	35.0%	36.4%	37.2%	38.9%	40.3%
Bombshells Segment Revenues	$ 15.53	$ 17.14	$ 18.83	$ 24.09	$ 27.84
Bombshells Segment Operating Income	$ 1.84	$ 2.90	$ 3.08	$ 2.04	$ 0.34
Add: Bombshells Segment D&A	$ 0.68	$ 0.74	$ 1.03	$ 1.27	$ 1.27
Bombshells Segment EBITDA	$ 2.52	$ 3.64	$ 4.11	$ 3.31	$ 1.61
Bombshells Segment EBITDA Margin	16.2%	21.2%	21.8%	13.7%	5.8%
Bombshells Non-GAAP Segment Operating Income	$ 2.18	$ 2.90	$ 3.08	$ 3.63	$ 1.73
Add: Bombshells Segment D&A	$ 0.68	$ 0.74	$ 1.03	$ 1.27	$ 1.27
Bombshells Adjusted Segment EBITDA	$ 2.86	$ 3.64	$ 4.11	$ 4.90	$ 3.00
Bombshells Adjusted Segment EBITDA Margin	18.4%	21.2%	21.8%	20.3%	10.8%

Slides 10 & 11 Calculations & Non-GAAP Reconciliations

($ in millions)	FY15	FY16	FY17	FY18	TTM
Net Cash Provided by Operating Activities	$ 16.36	$ 23.03	$ 21.09	$ 25.77	$ 31.77
Less: Maintenance Capital Expenditures	$ 1.48	$ 2.52	$ 1.81	$ 2.53	$ 2.75
Free Cash Flow	$ 14.89	$ 20.51	$ 19.28	$ 23.24	$ 29.02
Average Shareholders Equity*	$ 123.18	$ 130.28	$ 133.97	$ 150.00	$ 160.78
FCF as % of Shareholders Equity	12.1%	15.7%	14.4%	15.5%	18.0%
Average Long-Term Debt*	$ 77.66	$ 99.36	$ 112.69	$ 129.89	$ 144.29
Debt/EBITDA	2.80	3.55	3.75	3.68	3.47
Debt/Adjusted EBITDA	2.28	2.88	3.02	2.93	3.16
Rent	$ 4.53	$ 3.28	$ 3.26	$ 3.72	$ 3.82
Interest Expense	$ 6.97	$ 7.98	$ 8.76	$ 9.95	$ 10.17
Less: Sales Tax Audit Interest Expense	$ -	$ -	$ -	$ 0.16	$ 0.16
Less: Costs and Charges Related to Debt Refinancing	$ -	$ -	$ -	$ 0.83	$ -
Net Interest Expense	$ 6.97	$ 7.98	$ 8.76	$ 8.96	$ 10.01
Occupancy Cost (rent+interest as % of total revenues)	8.5%	8.3%	8.3%	7.7%	7.8%

* Average Shareholders Equity and Average Long Term Debt Calculated Using 5 Quarter Rolling Average

RCI HOSPITALITY HOLDINGS INC

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK